RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, David L. Williams and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ John K. Carter
John K. Carter

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23

RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, David L. Williams and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ J. Wayne Hutchens
J. Wayne Hutchens

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23

RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, David L. Williams and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ John S. Oakes
John S. Oakes

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23

RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, David L. Williams and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ David M. Swanson
David M. Swanson

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23

RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer, David L. Williams and Patrick W. Galley and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ Jerry Raio
Jerry Raio

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23

RiverNorth Specialty Finance Corporation

Power of Attorney

Know All Men By These Presents, that the undersigned, a Director of the above-referenced corporation, hereby constitutes and appoints Joshua B. Deringer and David L. Williams and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering securities of the above-referenced corporation, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned Director of the above-referenced corporation has hereunto set his hand this 20th day of May, 2022.

/s/ Patrick W. Galley
Patrick W. Galley

State of Illinois County of Cook	) ) SS )

On this 20th day of May, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Melissa Hale
Notary Public, State of Illinois	Notary Public

My Commission Expires:

4/16/23